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                                       OFFICE OF THE UNITED STATES TRUSTEE

In re:                                                          DEBTOR IN POSSESSION OPERATING REPORT
 The Kushner-Locke Company
                                                                            Report Number:               24              Page 1 of 2
Chapter 11                                                            For the Period FROM:            10/1/2003
Case No. LA 01-44828-SB (Administratively Consolidated with                            TO:           10/31/2003
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

1 Profit and Loss Statement (Accrual Basis Only)
 A.   Related to Business Operations
      Gross Sales                                                              $     --
                                                                                 ------
      Costs Related to Revenues (Film Cost Amortization)
                 Gross Profit                                                                            --
                                                                                 ------        ------------
      Less:  Operating Expenses
      Officer Compensation                                        31,050
                                                                  ------
      Salaries and Wages - Other Employees                        16,962
                                                                  ------
           Total Salaries and Wages                                              48,012
                                                                                 ------
           Employee Benefits and Pensions                                         2,504
                                                                                 ------
      Employer Payroll Taxes/Fees                                  2,291
                                                                  ------
      Other Taxes
                                                                  ------
           Total Taxes                                                            2,291
                                                                                 ------
      Rent and Lease Expense (including parking)                   2,360
                                                                  ------
      Distribution/Delivery Expenses                                  34
                                                                  ------
      Interest Expense
                                                                  ------
      Insurance
                                                                  ------
      Automobile Expense/Mileage
                                                                  ------
      Utilities (incl. Phone, phone equipment, internet)           1,053
                                                                  ------
      Depreciation and Amortization
                                                                  ------
      Business Equipment Leases                                      260
                                                                  ------
      Business Expense reimbursement                                 302
                                                                  ------
      Storage Expense                                              6,852
                                                                  ------
      Supplies, Office Expenses, Photocopies, etc.                   300
                                                                  ------
      Bad Debts
                                                                  ------
      Miscellaneous Operating Expenses
                                                                  ------
           Total Operating Expenses                                              63,969
                                                                                 ------
                 Net Gain/Loss from Business Operations                                             (63,969)
                                                                                               ------------
 B.   Not related to Business Operations
      Income
           Interest Income
                                                                                 ------

           Other Non-Operating Revenues                                              --
                                                                                 ------
           Gross Proceeds on Sale of Assets                           --
                                                                  ------
           Less:  Original Cost of Assets plus expenses of sale       --
                                                                  ------
                 Net Gain/Loss on Sale of Assets                                     --
                                                                                 ------
           Total Non-Operating Income                                                                    --
                                                                                               ------------
      Expenses Not Related to Business Operations
           Legal and Professional Service Fees                                   11,108
                                                                                 ------
           Other Non-Operating Expenses (Board/Trustee fees)
                                                                                 ------
           Total Non-Operating Expenses                                                              11,108
                                                                                               ------------
 NET INCOME/(LOSS) FOR PERIOD                                                                  $    (75,077)
                                                                                               ============

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DEBTOR IN POSSESSION OPERATING REPORT NO: 24                         Page 2 of 2

2 Aging of Accounts Payable and Accounts Receivable (exclude prepetition accounts payable):

                                                  Accounts          Accounts
                                                   Payable         Receivable
          Current     Under 30 days                 9,163                  --
              Overdue    31-60 days                    --                  --
              Overdue    61-90 days                    --
             Overdue    91-120 days                    --
           Overdue    Over 121 days                    --
                  Due in the Future                    --           2,198,057
                                                    -----           ---------
                              TOTAL                 9,163           2,198,057
                                                    =====           =========


3     Statement of Status of Payments to Secured Creditors and Lessors:

      No payments to Secured Creditors or Lessors were paid or payable during the reporting period.

4     Tax Liability

      No tax payments were paid or payable during the reporting period other than payroll taxes shown above.

5     Insurance Coverage                                       Carrier/      Amount of          Policy        Premium Paid
                                                              Agent Name      Coverage     Expiration Date   Through Date
                                                              ----------      --------     ---------------   ------------
      Worker's Compensation (RENEWED)                          St. Paul       1,000,000       1/14/2004        1/14/2004
      Commercial Property (RENEWED)                            St. Paul       2,000,000       2/14/2004        2/14/2004
      Errors & Omissions - Library (RENEWED)                   St. Paul       3,000,000       3/3/2004         3/3/2004
      Employment Practices Liability (RENEWED-run off)        Nat'l Union     5,000,000      10/30/2003       10/30/2003




6     Questions:

      A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

            [ ]  Yes            Explain:

            [x]  No

      B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as authorized by the Court?

            [ ]  Yes            Explain:

            [x]  No


7     Statement on Unpaid Professional Fees (Postpetition Amounts Only)

      Total unpaid post-petition Professional Fees during the reporting period:           $ 230,322.45

8 Narrative Report of Significant Events and Events out of the Ordinary Course of Business:

      None.

9     Quarterly Fees:

      Paid

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

                                                            /s/ Alice Neuhauser
                                                            --------------------
                                                            Debtor in Possession